Confidential Treatment has been requested for certain portions of this Amendment that have been redacted in this Exhibit. These portions are indicated by an asterisk (*). The omitted portions of this Amendment have been separately filed with the Securities and Exchange Commission.

verizon

Contract No. C0505609, Amendment No. 3

TII Network Technologies, Inc.
140 Rodeo Drive, Edgewood, NY 11717
Attn.: Thomas McDonough
Tel: 631-789-5000 , e-mail: tmcdonough@tiinettech.com

INDICATE ACCEPTANCE BY RETURNING SIGNED COPY ON PDF FORMAT VIA E-MAIL
Verizon Corporate Services Group, Inc.
One Verizon Way (VC63-S-237), Basking Ridge, NJ 07920
Attn.: Al Mora (e-mail: alvaro.e.mora@verizon.com)

1. Parties
This Amendment Number 3 to Product Purchase Agreement Number C0505609, dated June 29, 2006, is made between TII Network Technologies, Inc. ("Supplier"), with offices at 140 Rodeo Drive, Edgewood, NY 11717 and Verizon Corporate Services Group Inc (Customer) with offices at One Verizon Way, Basking Ridge, NJ, 07920, for the benefit of itself and its Affiliates.

Whereas, the parties wish to amend the Agreement to make certain pricing modifications to Exhibit B-1, B-2 and B-3.

Now, therefore, the parties agree as follows:

2. Effective Date
Upon execution, this Amendment Number 3 shall be effective March 31st, 2010

3. Changes to Terms
1) Term: Subsection (a) of Section 2, Term is replaced in its entirety with the following:

(a) Effective date and Term. This Agreement shall be effective on April 1, 2005 and shall continue in effect through March 31st, 2013 unless earlier terminated or extended. This Agreement shall be automatically terminated unless renewed by the mutual written agreement of the parties prior to the expiration of the term.

2) Prices and Terms of Payment, subsection (b), Section 7.1 Prices Products and Services is replace in its entirety by the following.

(b) Increase During Term. Seller shall not, during the term of this extension, increase the prices for PRODUCT or SERVICE specified in Exhibit B hereof entitled Components of Products and Services. For purposes of clarity, prices shall be firm from 4/1/2010 to 3/31/2013.

3) Exhibits B-1, B2 and B3 (hereafter referred to as the consolidated Attachments B-1, B-2 and B-3 to Exhibit B) are hereby deleted in their entirety and replaced with Exhibit B, Components of Products and Services, of this Amendment No. 3.

4. All Other Terms
All other Terms and Conditions of this Agreement shall remain in full force and effect. Each party represents that it has executed this Amendment through it authorized corporate representative:

SUPPLIER:
TII Network Technologies, Inc.

Jennifer E. Katsch
(Signature)
Jennifer E. Katsch
(Printed Name)
VP- Finance
(Title)
6/3/2010
(Date)

CUSTOMER:
Verizon Corporate Services Group, Inc.

Alvaro Mora
(Signature)
Alvaro Mora
(Printed Name)
Sr. Specialist
(Title)
6/28/10
(Date)